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                                                                    EXHIBIT 10.8

October 12, 2000

Ackeeox Corp.
2835 N. Military Trail
West Palm Beach, FL  33409

RE:  SUBSCRIPTION FOR SHARES

To Whom it May Concern:

The undersigned hereby subscribes for one million five hundred thousand (1,500,000) shares of the Common Stock (the "Shares") of ACKEEOX CORP., a Florida corporation (the "Corporation"), in consideration for the payment of fifteen thousand ($15,000).

All of the Shares so received will be taken by the undersigned for its own account as an investment and not with a view to the distribution thereof.

It is understood that you will issue the Shares without their registration under the Securities Act of 1933. The undersigned will be responsible for any loss or expense that may be incurred by you by reason of any sale or disposition of the Shares by the undersigned which will involve the Corporation in a violation of the Securities Act of 1933. The undersigned will give you written notice of any intention to dispose of any or all of the Shares specifying the terms of such proposed disposition.

Very truly yours,


/s/ Jayme A. Kritchman
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Jayme A. Kritchman